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WAIVER OF NOTICE AND CONSENT TO ACTIONS IN LIEU OF SPECIAL MEETING OF SHAREHOLDERS AND SOLE DIRECTOR OF LITIGATION MANAGEMENT CONSULTING, INC.

THE UNDERSIGNED, being all of the Shareholders and the sole Director of Litigation Management Consulting, Inc. (the "Corporation"), by signature hereunder, do hereby waive notice of and attendance at the Special Meeting of Shareholders and Sole Director, called pursuant to the Bylaws of the Corporation; and further consent to the actions described and adoption of the resolutions set forth below.

This Waiver of Notice and Consent shall have the same effect as a unanimous vote, as if a duly convened meeting of the Shareholders and Sole Director was held at the principal place of business of the Corporation, pursuant to RCW 23B.07.040 and RCW 23B.08.210.

STOCK DIVIDEND

WHEREAS, the Shareholders and Directors have reviewed the financial situation of the Corporation; and

WHEREAS, it appears to be in the best interests of the Corporation to declare a stock dividend to the Corporation's Shareholders at this time; now, therefore, it is hereby

RESOLVED, that a stock dividend is declared in the amount of five and three tenths of a share (5.3:1) of this Corporation's authorized and unissued common stock, without par value, on each outstanding share of such stock, payable on February 5, 2003 to shareholders of record as of the close of business on February 5, 2003; and it is further

RESOLVED, that the Officers and Directors of the Corporation are hereby authorized and directed to execute any and all necessary documents or drafts necessary and customary to accomplish said stock dividend(s) to the Shareholders.

SUBSCRIPTIONS

WHEREAS, the Subscriptions of G. P. Projects Ltd., Richard Green, Kent Billingsley and Searchlight Systems, Ltd. have been submitted to the Corporation; now, therefore, it is hereby

RESOLVED, that the Subscriptions of each of the following persons for the number of shares set forth opposite their names are accepted and upon payment to the Corporation of the amount set forth opposite a subscriber's name, a certificate for the number of shares set forth opposite his name shall be delivered to him:

Name	Shares	Consideration
G. P. Projects Ltd.	3,150	$1,500.03
Richard Green	3,150	$1,500.03
Kent Billingsley	1,050	$500.01
Searchlight Systems, Ltd.	7,350	$3,500.07

ELECTION OF DIRECTORS

WHEREAS, nominations have been presented to the Shareholders for the election of Directors; now, therefore, it is hereby

RESOLVED, that the following Directors are unanimously elected to serve until the next annual meeting and until their respective successors are elected and qualified:

Alice E. Burns
Gary Procknow
Rachel A. Larson
Richard Green

APPOINTMENT OF OFFICERS

WHEREAS, nominations have been presented to the Director for the appointment of Officers; now therefore, it is hereby

RESOLVED, that the following Officers are unanimously appointed to serve until the next annual meeting and until their respective successors are appointed and qualified:

President:	Alice E. Burns
Chief Executive Officer:	Gary Procknow
Vice President, Development:	Richard Green
Chief Financial Officer:	Rachel A. Larson
Secretary:	Alice E. Burns
Treasurer:	Rachel A. Larson

Consented to as of the 11th day of February, 2003.

SHAREHOLDERS:

Alice E. Burns

Rachel A. Larson

DIRECTOR:

Alice E. Burns

LIT007 0001 e6058415 01CC 27'03

LITIGATION MANAGEMENT CONSULTING, INC.

ASSIGNMENT SEPARATE FROM CERTIFICATE

For Value Received, RACHEL A. LARSON does hereby assign and transfer unto ALICE E. BURNS, Ten (10) shares of the common stock of LITIGATION MANAGEMENT CONSULTING, INC. (the "Corporation"), represented by Certificate No. 2, standing in her name on the books of said corporation, and does hereby irrevocably appoint Steven J. Hopp to transfer said stock on the books of the Corporation, with full power of substitution in the premises.

Dated effective as of the 5th day of February, 2003.

Rachel A. Larson

LITIGATION MANAGEMENT CONSULTING, INC.

SUBSCRIPTION

The undersigned hereby subscribes for 1,050 shares of capital stock, no par value of Litigation Management Consulting, Inc., a Washington corporation (the "Corporation"), and agrees to pay therefor the sum of $500 01.

This Subscription is made subject to acceptance by the Corporation, and the terms and conditions of such acceptance as may be adopted by the Corporation's Board of Directors.

These shares are being acquired by me for my own account, for investment and not with a view to resale or distribution.

DATED: February 11 2003.

Kent Billingsley

LITIGATION MANAGEMENT CONSULTING, INC.

SUBSCRIPTION

The undersigned hereby subscribes for 3,150 shares of capital stock, no par value of Litigation Management Consulting, Inc., a Washington corporation (the "Corporation"), and agrees to pay therefor the sum of $1,500.03.

This Subscription is made subject to acceptance by the Corporation, and the terms and conditions of such acceptance as may be adopted by the Corporation's Board of Directors.

These shares are being acquired by the undersigned Corporation for its own account, for investment and not with a view to resale or distribution.

DATED: February 11, 2003.

G. P. PROJECTS LTD.

By [signature]
GARY PAOCKTON
Its PRESIDENT

LITIGATION MANAGEMENT CONSULTING, INC.

SUBSCRIPTION

The undersigned hereby subscribes for 3,150 shares of capital stock, no par value of Litigation Management Consulting, Inc., a Washington corporation (the "Corporation"), and agrees to pay therefor the sum of $1,500.03.

This Subscription is made subject to acceptance by the Corporation, and the terms and conditions of such acceptance as may be adopted by the Corporation's Board of Directors.

These shares are being acquired by me for my own account, for investment and not with a view to resale or distribution.

DATED: February 11 2003.

Richard Green

LITIGATION MANAGEMENT CONSULTING, INC.

SUBSCRIPTION

The undersigned hereby subscribes for 7,350 shares of capital stock, no par value of Litigation Management Consulting, Inc., a Washington corporation (the "Corporation"), and agrees to pay therefor the sum of $3,500.07.

This Subscription is made subject to acceptance by the Corporation, and the terms and conditions of such acceptance as may be adopted by the Corporation's Board of Directors.

These shares are being acquired by the undersigned Corporation for its own account, for investment and not with a view to resale or distribution.

DATED: February 11, 2003.

SEARCHLIGHT SYSTEMS, LTD.

By: Gary Pockman

Its: President

Security Ledger

Cert. No.	Security Holder Name	Type of Security	Date of Issuance	Basis of Issuance	Date of Disposition	Basis of Disposition	Outstanding	Number
1	Rachel A. Larson	Common Stock	1/1/2000	Original Issue	8/27/2001	Trans to #2 and 3	No	1,000
2	Rachel A. Larson	Common Stock	8/27/2001	Transfer from certificate(s)	2/5/2003	Transfer to certificate(s) # 4, 5	No	510
3	Alice E. Burns	Common Stock	8/27/2001	Transfer from certificate(s)			Yes	490
4	Alice E. Burns	Common Stock	2/5/2003	Transfer from certificate(s)			Yes	10
5	Rachel A. Larson	Common Stock	2/5/2003	Transfer from certificate(s)			Yes	500
6	Alice E. Burns	Common Stock	2/5/2003	Stock Dividend (5.3:1)			Yes	2,597
7	Alice E. Burns	Common Stock	2/5/2003	Stock Dividend (5.3:1)			Yes	53
8	Rachel A. Larson	Common Stock	2/5/2003	Stock Dividend (5.3:1)			Yes	2,650
9	G. P. Projects Ltd.	Common Stock	2/6/2003	Original Issue			Yes	3,150
10	Richard Green	Common Stock	2/6/2003	Original Issue			Yes	3,150
11	Kent Billingsley	Common Stock	2/6/2003	Original Issue			Yes	1,050
12	Searchlight Systems, Ltd.	Common Stock	2/6/2003	Original Issue			Yes	7,350
							Total Outstanding Shares:	21,000

Company Name: Litigation Management Consulting, Inc.
Report Date: 2/7/2003

Security Holder Report

Security Holder Name	Certificate No.	Type of Security		Number
Kent Billingsley				
	11	Common Stock		1,050
			Total:	**1,050**
			Percent of Total Outstanding:	5.00%
Alice E. Burns				
	3	Common Stock		490
	4	Common Stock		10
	6	Common Stock		2,597
	7	Common Stock		53
			Total:	**3,150**
			Percent of Total Outstanding:	**15.00%**
G. P. Projects Ltd.				
	9	Common Stock		3,150
			Total:	**3,150**
			Percent of Total Outstanding:	**15.00%**
Richard Green				
	10	Common Stock		3,150
			Total:	**3,150**
			Percent of Total Outstanding:	**15.00%**
Rachel A. Larson				
	5	Common Stock		500
	8	Common Stock		2,650
			Total:	**3,150**
			Percent of Total Outstanding:	**15.00%**

Security Holder Name	Certificate No.	Type of Security		Number
Searchlight Systems, Ltd.				
	12	Common Stock		7,350
			Total:	**7,350**
			Percent of Total Outstanding:	**35.00%**
			Grand Total:	**21,000**

Name	Shares	Consideration
G. P. Projects Ltd.	3,150	$1,500.03
Richard Green	3,150	$1,500.03
Kent Billingsley	1,050	$500.01
Searchlight Systems, Ltd.	7,350	$3,500.07

ELECTION OF DIRECTORS

WHEREAS, nominations have been presented to the Shareholders for the election of Directors; now, therefore, it is hereby

RESOLVED, that the following Directors are unanimously elected to serve until the next annual meeting and until their respective successors are elected and qualified:

Alice E. Burns
Gary Procknow
Rachel A. Larson
Richard Green

APPOINTMENT OF OFFICERS

WHEREAS, nominations have been presented to the Director for the appointment of Officers; now therefore, it is hereby

RESOLVED, that the following Officers are unanimously appointed to serve until the next annual meeting and until their respective successors are appointed and qualified:

President:	Alice E. Burns
Chief Executive Officer:	Gary Procknow
Vice President, Development:	Richard Green
Chief Financial Officer:	Rachel A. Larson
Secretary:	Alice E. Burns
Treasurer:	Rachel A. Larson

Consented to as of the 11th day of February, 2003.

SHAREHOLDERS:

Alice E. Burns

Rachel A. Larson

DIRECTOR:

Alice E. Burns

L:T007 0001 eb058415.01CC 2/7/03

LITIGATION MANAGEMENT CONSULTING, INC.

ASSIGNMENT SEPARATE FROM CERTIFICATE

For Value Received, RACHEL A. LARSON does hereby assign and transfer unto ALICE E. BURNS, Ten (10) shares of the common stock of LITIGATION MANAGEMENT CONSULTING, INC. (the "Corporation"), represented by Certificate No. 2, standing in her name on the books of said corporation, and does hereby irrevocably appoint Steven J. Hopp to transfer said stock on the books of the Corporation, with full power of substitution in the premises.

Dated effective as of the 5th day of February, 2003.

Rachel A. Larson